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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 27, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            PNC STUDENT LOAN TRUST I
             (Exact name of registrant as specified in its charter)


                       COMMISSION FILE NUMBER 333-25433-01


            DELAWARE                                          36-4142114
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)


       c/o THE FIRST NATIONAL BANK OF CHICAGO, AS ELIGIBLE LENDER TRUSTEE
                      ONE FIRST NATIONAL PLAZA, SUITE 0216
                             CHICAGO, ILLINOIS 60670
   (Address, including zip code, of Registrant's principal executive offices)


                                 (312) 407-1892
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)



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Item 5.  Other Events

          On October 27, 1997, PNC Student Loan Trust I ("Trust") made its regular quarterly distribution of funds to holders of the Trust's 10 classes of Student Loan Asset Backed Notes, Series 1997-2 (Classes A-1 through A-9 and Class B). The Noteholders' Statement, which was delivered to Bankers Trust Company, as Indenture Trustee for distribution to Noteholders of record, is filed herewith.


Item 7.  Financial Statements and Exhibits

          (c) Exhibits

          The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PNC STUDENT LOAN TRUST I
                                                (Registrant)


           Date:  October 27, 1997         By:  PNC Bank, National Association
                                                    (not in its individual
                                                    capacity but solely as
                                                    Administrator)


                                                By:   /s/ BRYAN W. RIDLEY
                                                     ---------------------------
                                                       Bryan W. Ridley
                                                       Senior Vice President


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                                  EXHIBIT INDEX

Exhibit
No.                         Description                                            Method of Filing

 99        PNC Student Loan Trust I, Student Loan Asset Backed Notes,
              Series 1997-2, Noteholders' Statement for October 27, 1997
              Distribution Date.                                                  Filed herewith.


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